EXHIBIT 10.1

EXECUTION VERSION

ELEVENTH AMENDMENT TO CREDIT AGREEMENT

ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 16, 2009, by and among CARRIZO OIL & GAS, INC., a Texas corporation (“Borrower”), certain SUBSIDIARIES OF BORROWER, as Guarantors (in such capacity, “Guarantors”), the LENDERS party hereto (the “Lenders”), and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, Guarantors, Administrative Agent and Lenders are party to that certain Credit Agreement, dated as of May 25, 2006 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Borrower, Guarantors, Administrative Agent and Lenders have agreed to amend the Credit Agreement (a) to increase the Aggregate Commitment and Borrowing Base, (b) to provide for the increase of the Commitments of certain Lenders and the addition of a new Lender, and (c) for certain other purposes as provided herein, in each case, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Cover Page.  The cover page to the Credit Agreement shall be and it hereby is amended in its entirety and replaced with the cover page attached hereto as Annex A.

1.2 Additional Definitions.  The following definition shall be and it hereby is added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Eleventh Amendment Effective Date” means December 16, 2009.

1.3 Amended Definitions.  The following definition in Section 1.01 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

“Aggregate Commitment” means, as of the Eleventh Amendment Effective Date, $350,000,000 and thereafter as such amount may be reduced or increased from time to time pursuant to Section 2.02 and Section 2.02A and as a result of changes in the Borrowing Base; provided that such amount shall not at any time

Eleventh Amendment to Credit Agreement

exceed the lesser of (i) the Maximum Facility Amount and (ii) the Borrowing Base then in effect.  If at any time the Borrowing Base is reduced below the Aggregate Commitment, the Aggregate Commitment shall be reduced automatically to the amount of the Borrowing Base in effect at such time.

1.4 Amendment to Schedule 2.01.  Schedule 2.01 to the Credit Agreement shall be and it hereby is amended in its entirety and replaced with Schedule 2.01 attached hereto.

SECTION 2. Redetermined Borrowing Base.  This Amendment shall constitute notice of the Redetermination of the Borrowing Base pursuant to Section 3.06 of the Credit Agreement, and the Administrative Agent, the Lenders and the Borrower hereby acknowledge that, effective as of the date of this Amendment, the Borrowing Base is $350,000,000 and the Monthly Reduction is $0.00, and such redetermined Borrowing Base and Monthly Reduction shall remain in effect until the next Redetermination of the Borrowing Base.

SECTION 3. New Lenders, Increase of Commitments and Reallocation of Commitments and Loans.  The Lenders have agreed among themselves to (a) reallocate their respective Commitments, (b) allow certain financial institutions identified by the Administrative Agent, in consultation with the Borrower, to become a party to the Credit Agreement as a Lender (each, a “New Lender”) with an initial Commitment as set forth on Schedule 2.01 to this Amendment and (c) allow certain financial institutions to increase their respective Commitments under the Credit Agreement to the amount set forth on Schedule 2.01 to this Amendment (each, an “Increasing Lender”).  The Administrative Agent and the Borrower hereby consent to such reallocation, each New Lender’s Commitment and the increase of each Increasing Lender’s Commitment.  On the Eleventh Amendment Effective Date and after giving effect to such reallocation and increase of the Aggregate Commitment, the Commitment and Applicable Percentage of each Lender shall be as set forth on Schedule 2.01 to this Amendment.  Each Lender (including each New Lender and each Increasing Lender) hereby consents to the Applicable Percentages and Commitments set forth on Schedule 2.01 to this Amendment.  Any reallocation of the Aggregate Commitment among the Lenders shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if such Lenders had executed an Assignment and Assumption with respect to such reallocation.  The Borrower and the Administrative Agent hereby consent to any such assignment and reallocation.  The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 11.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 3.  To the extent requested by any Lender in accordance with Section 2.15 of the Credit Agreement, the Borrower shall pay to such Lender, within the time period prescribed by Section 2.15 of the Credit Agreement, any amounts required to be paid by the Borrower under Section 2.15 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation and increase of the Aggregate Commitment contemplated by this Section 3.

SECTION 4. Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment, the redetermination of the Borrowing Base contained in Section 2 of this Amendment, and the reallocation and increase of the Aggregate Commitment contained in

Eleventh Amendment to Credit Agreement

Section 3 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 4.

4.1 Execution and Delivery.  Each Credit Party, the Lenders, and the Administrative Agent shall have executed and delivered this Amendment.

4.2 No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

4.3 Notes.  The Borrower shall have executed and delivered a promissory note to each New Lender that has requested a promissory note in accordance with Section 2.08(e) of the Credit Agreement.

4.4 Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the date hereof, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 5. Representations and Warranties of the Credit Parties.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

5.1 Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and taking into account any amendments to the schedules or exhibits as a result of any disclosures made in writing by such Credit Party to the Administrative Agent after the Effective Date and approved by the Administrative Agent and the Required Lenders in writing).

5.2 Corporate Authority; No Conflicts.  The execution, delivery and performance by such Credit Party (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

5.3 Enforceability.  This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

Eleventh Amendment to Credit Agreement

5.4 No Default.  As of the date hereof, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 6. Miscellaneous.

6.1 Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  Each Credit Party hereby agrees that nothing contained in this Amendment shall in any manner affect or impair the liabilities, duties and obligations of such Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

6.2 Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.3 Legal Expenses.  The Borrower hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

6.4 Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

6.5 Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

6.6 Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of Texas.

6.7 Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

6.8 Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Eleventh Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

CARRIZO OIL & GAS, INC.

By:	/s/ Paul F. Boling
Name:	Paul F. Boling
Title:	Vice President and Chief Financial Officer

Eleventh Amendment to Credit Agreement
Signature Page

GUARANTORS:

CCBM, INC.

By:	/s/ Paul F. Boling
Name:	Paul F. Boling
Title:	Vice President

CLLR, INC.

By:	/s/ Paul F. Boling
Name:	Paul F. Boling
Title:	Vice President

HONDO PIPELINE, INC.

By:	/s/ Paul F. Boling
Name:	Paul F. Boling
Title:	Vice President

CARRIZO (MARCELLUS) LLC

By:	/s/ Paul F. Boling
Name:	Paul F. Boling
Title:	Vice President

CARRIZO MARCELLUS HOLDING INC.

By:	/s/ Paul F. Boling
Name:	Paul F. Boling
Title:	Vice President

Eleventh Amendment to Credit Agreement
Signature Page

CHAMA PIPELINE HOLDING LLC

By:	/s/ Paul F. Boling
Name:	Paul F. Boling
Title:	Vice President

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Signature Page

WELLS FARGO BANK, N.A., as
Administrative Agent, Issuing Bank and as a
Lender

By:	/s/ Doug McDowell
Name:	Doug McDowell
Title:	Vice President
Senior Portfolio Manager

Eleventh Amendment to Credit Agreement
Signature Page

ROYAL BANK OF CANADA,
as a Co-Syndication Agent and as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Eleventh Amendment to Credit Agreement
Signature Page

CALYON NEW YORK BRANCH,
as a Co-Syndication Agent and as a Lender

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Director

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Signature Page

CAPITAL ONE, N.A.,
as Documentation Agent and as a Lender

By:	/s/ Eric Broussard
Name:	Eric Broussard
Title:	Senior Vice President

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Signature Page

UNION BANK, N.A. (f/k/a UNION BANK
OF CALIFORNIA, N.A.),
as a Lender

By:	/s/ Timothy Brendel
Name:	Timothy Brendel
Title:	Vice President

Eleventh Amendment to Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Justin M. Alexander
Name:	Justin M. Alexander
Title:	Vice President

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Signature Page

CREDIT SUISSE AG, Cayman Islands Branch
as a Lender

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Vice President

By:	/s/ Karim Blasetti
Name:	Karim Blasetti
Title:	Vice President

Eleventh Amendment to Credit Agreement
Signature Page

BBVA COMPASS BANK (as successor in
interest to Guaranty Bank), as a Lender

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Senior Vice President

Eleventh Amendment to Credit Agreement
Signature Page

FORTIS CAPITAL CORP.,
as a Lender

By:	//s/ Michaela Braun
Name:	Michaela Braun
Title:	Vice President

By:	/s/ Stephen R. Staples
Name:	Stephen R. Staples
Title:	Director

Eleventh Amendment to Credit Agreement
Signature Page

BBVA COMPASS BANK, as a Lender

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Senior Vice President

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Signature Page

SCHEDULE 2.01

APPLICABLE PERCENTAGES AND COMMITMENTS

Lender	Title	Applicable Percentage	Commitment1
Wells Fargo Bank, N.A. 1700 Lincoln Ave. 3rd Floor MAC C7300-035 Denver, CO 80203 Attention: Todd Hackbarth Telephone: (303) 863-6637 Facsimile: (303) 863-5533 Todd.a.hackbarth@wellsfargo.com With a copy to: Wells Fargo Bank, N.A. 1000 Louisiana, 9th Floor MAC T5002-090 Houston, Texas 77002 Attention: Scott Hodges Telephone: (713) 319-1367 Facsimile: (713) 319-1925 scott.hodges@wellsfargo.com	Administrative Agent and a Lender	16.28571429%	$57,000,000.00
Royal Bank of Canada 3900 Williams Tower 2800 Post Oak Blvd. Houston, Texas 77056 Attention: Don McKinnerney Telephone: (713) 403-5607 Facsimile: (713) 403-5624 don.mckinnerney@rbccm.com	Co-Syndication Agent and a Lender	13.57142857%	$47,500,000.00

1	As of the Eleventh Amendment Effective Date, as such commitment may be (a) reduced from time to time pursuant to Section 2.02, (b) increased from time to time as a result of changes in the Aggregate Commitment pursuant to Section 2.02A, (c) reduced or increased from time to time as a result of changes to the Borrowing Base, and (d) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.04.

Eleventh Amendment to Credit Agreement
Schedule 2.01

Calyon New York Branch 1301 Travis Street Suite 2100 Houston, Texas 77002 Attention: Tom Byargeon Telephone: (713) 890-8616 tom.byargeon@us.calyon.com	Co-Syndication Agent and a Lender	13.57142857%	$47,500,000.00
Capital One, N.A. 5718 Westheimer, Suite 1430 Houston, Texas 77057 Attention: Paul Hein Telephone: (713) 435-7461 Facsimile: (713) 435-7106 paul.hein@capitalonebank.com	Documentation Agent and a Lender	13.57142857%	$47,500,000.00
Union Bank, N.A. 500 North Akard, Suite 4200 Dallas, Texas 75201 Attention: Damien Meiburger Telephone: (214) 922-4200 Facsimile: (214) 922-4209 damien.meiburger@uboc.com	Lender	10.45000000%	$36,575,000.00
U.S. Bank National Association 950 17th St., DNCOT8E Denver, CO 80202 Attention: Justin M. Alexander Telephone: (303) 585-4201 Facsimile: (303) 585-4362 justin.alexander@usbank.com With a copy to: U.S. Bank 555 SW Oak, PDORP7LS Attention: Tony Wong Telephone: (503) 275-3252 Facsimile: (503) 973-6900 tony.wong@usbank.com	Lender	8.14285714%	$28,500,000.00

Eleventh Amendment to Credit Agreement
Schedule 2.01

Credit Suisse Eleven Madison Avenue New York, New York 10010 Attention: Mikhail Faybusovich Telephone: (212) 325-5714 Facsimile: (646) 935-8518 Mikhail.faybusovich@credit-suisse.com With a copy to: Credit Suisse One Madison Avenue New York, New York 10010 Attention: Loan Closers Telephone: (212) 325-9041 Facsimile: (212) 538-9120 loan.closers@credit-suisse.com	Lender	7.83571429%	$27,425,000.00
BBVA Compass Bank (as successor in interest to Guaranty Bank) 24 Greenway Plaza Suite 1400A Houston, TX 77046 Attention: Kathleen J. Bowen Telephone: (713) 968-8273 Facsimile: (713) 968-8292 Kathy.Bowen@bbvacompass.com	Lender	7.14285714%	$25,000,000.00
Fortis Capital Corp. 1200 Smith St. Suite 3100 Houston, Texas 77002 Attention: Polly Schott Telephone: (713) 982-1150 Facsimile: (713) 659-6915 Polly.schott@us.bnpparibas.com	Lender	5.71428571%	$20,000,000.00

Eleventh Amendment to Credit Agreement
Schedule 2.01

BBVA Compass Bank 24 Greenway Plaza Suite 1400A Houston, TX 77046 Attention: Kathleen J. Bowen Telephone: (713) 968-8273 Facsimile: (713) 968-8292 Kathy.Bowen@bbvacompass.com	Lender	3.71428571%	$13,000,000.00
TOTAL		100.0000000%	$350,000,000.00

Eleventh Amendment to Credit Agreement
Schedule 2.01

ANNEX A

CREDIT AGREEMENT

dated as of
May 25, 2006

among

CARRIZO OIL & GAS, INC.,
as Borrower

CERTAIN SUBSIDIARIES OF BORROWER,
as Guarantors

The Lenders Party Hereto,

WELLS FARGO BANK, N.A.,
as Administrative Agent, Sole Bookrunner and Sole Lead Arranger,

ROYAL BANK OF CANADA AND CALYON NEW YORK BRANCH,
as Co-Syndication Agents,

and

CAPITAL ONE, N.A.,
as Documentation Agent

$500,000,000 Senior Secured Revolving Credit Facility

(Logo of Wells Fargo)

Eleventh Amendment to Credit Agreement
Annex A